Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

Note 18.   Income Taxes

In general, the Company has net operating loss carryovers creating deferred tax assets that, to the extent that they do not offset deferred tax liabilities, are reduced by a 100% valuation allowance. Certain deferred tax liabilities cannot be offset by deferred tax assets. These consist of state deferred tax liabilities of certain US subsidiaries that file separate state tax returns and of certain foreign subsidiaries. The Company also has certain deferred tax liabilities that can only be 80% offset by deferred tax assets relating to net operating loss carryovers that can only offset 80% of taxable income. During the three months ended June 30, 2022 there was an income tax benefit of $0.1 million. This consisted principally of foreign income tax benefits. During the six months ended June 30, 2022 there was an income tax benefit of $0.5 million. This consisted principally of $0.3 million state income tax benefits for US subsidiaries and $0.2 million of foreign income tax benefits.

In March 2022 approximately $4.7 million of deferred tax liabilities were recognized on the acquisition of Energica. These are included in “other liabilities” in the table in Note 7. The foreign income tax benefit for the period consists primarily of the reversal of some of this liability as a result of Energica losses.

During the three months ended June 30, 2021 there was an income tax benefit of $1.7 million, During the six months ended June 30, 2021 there was an income tax benefit of $9.0 million. This benefit for the six months ended June 30, 2021 principally consisted of a reduction in the Company’s valuation allowance that resulted from the acquisitions, US Hybrid and Solectrac in the second quarter, and, Timios and WAVE, in the first quarter. In the case of each acquisition, intangible assets were recognized for financial reporting purposes that were not recognized for income tax purposes. This, in combination with some smaller temporary differences of four acquired businesses, resulted in the recognition of $11.0 million deferred tax liabilities, of which $2.7 million was in the three months ended June 30, 2021. The federal tax returns of all four acquired businesses will be included in the Ideanomics and subsidiaries consolidated U.S. federal tax return. WAVE will be included in the state tax returns of Ideanomics. The federal deferred tax liabilities, and the WAVE state deferred tax liabilities created, resulted in the valuation allowance on Ideanomics’ deferred tax assets being reduced by a similar amount. Ideanomics’ net deferred tax assets that had previously been judged to be more likely that not to be unable to reduce the Company’s income tax liability and consequently were completely offset by a valuation allowance. Once the acquisitions of four acquired businesses occurred, a portion of Ideanomics’ deferred tax assets could be utilized in offsetting the newly acquired deferred tax liabilities, this resulted in a one-time income tax benefit of $1.7 million during the three months ended June 30, 2021 and a one-time income tax benefit of $9.1 million during the six months ended June 30, 2022.

Timios, US Hybrid and Soletrac have taxable income or loss reported on certain separate state tax returns and consequently have related state income tax expense or benefit. In the case of US Hybrid and Soletrac, which have losses, there are state income tax benefits consisting of those losses being used to reduce the state deferred tax liabilities recognized in the acquisitions. In the case of Timios, state income tax expense results from income. The net state income tax expense for Timios, US Hybrid and Solectrac was $0.1 million and $0.3 million for the three and six months ended June 30, 2021, respectively. There are no other material income tax expenses or benefits for the three and six months ended June 30, 2021 because of net operating loss and deferred tax assets related to the net operating loss carryovers utilized had been offset by a valuation allowance. The Company had established a 100% valuation allowance against its net deferred tax assets, excluding Timios, US Hybrid and Solectrac’s’ net state deferred tax liabilities, due to its history of pre-tax losses and the likelihood that the deferred tax assets will not be realized.

During the six months ended June 30, 2021 income tax expense is nil because of net operating loss and deferred tax assets related to the net operating loss carryovers utilized had been offset by a valuation allowance. Company had established a 100% valuation allowance against its net deferred tax assets due to its history of pre-tax losses and the likelihood that the deferred tax assets will not be realized.

At June 30, 2022 and December 31, 2021, the Company’s deferred tax assets do not include $0.3 million of potential deferred tax assets, arising in 2021, not recognized because they do not meet the threshold for recognition. If these assets were to be recognized, they would be fully offset by a valuation allowance. Other than these, there were no uncertain tax positions that would prevent the Company from recording the related benefit as of June 30, 2022 and December 31, 2021.

Note 20.   Income Taxes

(a) CIT

Ideanomics, Inc., and its US subsidiaries are subject to U.S. federal and state income tax.

Taxes that are based on gross revenue, rather than net income, are not CIT. In the year ended December 31, 2021, Timios incurred $0.1 million of such taxes that are included in selling, general and administrative expense in the statement of operations.

CB Cayman was incorporated in the Cayman Islands as an exempted company and is not subject to income tax under the current laws of the Cayman Islands.

Mobile Energy Operation Group Limited, M.Y. Products Global Limited and M.Y. Products Global Holdings Limited were incorporated in the British Virgin Islands (BVI) and are not subject to income tax under the current laws of the British Virgin Islands.

Medici Operation Limited and MEG Technology Services Group Limited were incorporated in HK SAR their activities relate to support and ownership of businesses outside of Hong Kong, and consequently their expenses do not create operating loss carryovers.

Tree Technologies is subject to Malaysian federal income tax. At the acquisition of Tree Technologies at the end of 2019, the Company recognized approximately $8.2 million of deferred tax liabilities related to land-use rights and a distribution and marketing agreement with carrying values well in excess of their tax basis. During the year ended December 31, 2020, Tree Technologies recorded a $3.3 million income tax benefit. This resulted principally from a $3.1 million benefit from amortization and eventual impairment, of the distribution and marketing agreement which resulted in the reversal of the deferred tax liabilities related to the agreement. The remaining $0.2 million benefit resulted from the operating losses creating carryovers that could offset part of the remaining deferred tax liabilities.

During the year ended December 31, 2021, Tree Technologies recorded a $0.4 million deferred tax benefit. This benefit resulted from a net operating loss carryover for the period, part of which was able to offset previously recorded deferred tax liabilities and part of which were offset by a valuation allowance.

With the exception of the two HK SAR companies, the three BVI companies, SSE, incorporated in Singapore, and M.Y. Products LLC, all subsidiaries of Ideanomics China are PRC entities. The income tax provision of these entities is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations and practices in the PRC.

In accordance with the CIT Law, effective beginning on January 1, 2008, enterprises established under the laws of foreign countries or regions and whose “place of effective management” is located within the PRC territory are considered PRC resident enterprises and subject to the PRC income tax at the rate of 25.0% on worldwide income. The definition of “place of effective management” refers to an establishment that exercises, in substance, and among other items, overall management and control over the production and business, personnel, accounting, and properties of an enterprise. If the Company’s non-PRC incorporated entities are deemed PRC tax residents, such entities would be subject to PRC tax under the CIT Law. Since our non-PRC entities have accumulated losses, the application of this tax rule will not result in any PRC tax liability, if our non-PRC incorporated entities are deemed PRC tax residents.

The CIT Law imposes a 10.0% withholding income tax, subject to reduction based on tax treaty where applicable, for dividends distributed by a FIE to its immediate holding company outside China. Under the PRC-HK tax treaty, the withholding tax on dividends is 5.0% provided that a HK holding company qualifies as a HK tax resident as defined in the tax treaty. No provision was made for the withholding income tax liability as the Company’s foreign subsidiaries were in accumulated loss.

Loss before tax (after impairment of an equity in loss of equity method investees) and the provision for income tax benefit consists of the following components (in thousands):

	2021	2020	2019
Loss before tax, after impairment of and equity in loss of equity method investees
United States	$(256,851)	$(82,999)	$(88,688)
PRC/Hong Kong/Singapore/Malaysia	(11,660)	(31,890)	(7,724)
	$(268,511)	$(114,889)	$(96,412)
Deferred tax expense (benefit) of net operating loss
United States - Federal	$—	$—	$—
United States - State	—	—	—
PRC/Hong Kong/Singapore/Malaysia	(371)	(241)	(176)
	(371)	(241)	(176)
Deferred tax (benefit) of a decrease in the beginning of the year
Valuation allowance as a result of a change in circumstances	—	—	—
United States - Federal	(8,873)	—	—
United States - State	(1,261)	—	—
PRC/Hong Kong/Singapore/Malaysia	—	—	—
	(10,134)	—	—
Deferred tax expense (benefit) other than the above two categories
United States - Federal	(89)	—	—
United States - State	(1,359)	—	(514)
PRC/Hong Kong/Singapore/Malaysia	(58)	(3,067)	—
Total deferred income tax (expense) benefit	(1,506)	(3,067)	(514)

Current tax expense (benefit) other than benefit of net operating loss
United States - Federal	—	—	—
United States - State	225	—	—
PRC/Hong Kong/Singapore/Malaysia	—	—	1,107
Total current income tax (expense) benefit	225	—	1,107

Total income tax expense (benefit)	$(11,786)	$(3,308)	$417

At the acquisition of each of Timios, WAVE, US Hybrid and Solectrac in 2021, the companies immediately became includable in the consolidated federal tax return of Ideanomics. WAVE will be included in the state tax returns of Ideanomics. In the case of each acquisition, intangible assets were recognized for financial reporting purposes that were not recognized for income tax purposes. This, in combination with some smaller temporary differences of the four acquired businesses, resulted in the recognition of $12.2 million deferred tax liabilities. The federal deferred tax liabilities, and the WAVE state deferred tax liabilities created, resulted in the valuation allowance on Ideanomics’ deferred tax assets being reduced. by a similar amount. Ideanomics’ net deferred tax assets that had previously been judged to be more likely that not to be unable to reduce the Company’s income tax liability. As a result, the net deferred tax assets were completely offset by a valuation allowance. Once the acquisitions of four acquired businesses occurred, a portion of Ideanomics’ deferred tax assets could be utilized in offsetting the newly acquired deferred tax liabilities, this resulted in a one-time income tax benefit of $10.1 million.

The current CIT for 2021 all relates to Timios, which had taxable income since its acquisition in January 2021 resulting from the non-deductibility of amortization and impairment charges.

A reconciliation of the expected income tax derived by the application of the U.S. CIT rate to the Company’s loss before income tax benefit is as follows:

	2021	2020	2019
U. S. statutory income tax rate	21.0%	21.0%	21.0%
Non-deductible expenses:
Non-deductible stock awards	(0.6)	(0.6)	(1.9)
Non-deductible impairment or disposal of goodwill	(10.5)	(3.7)	—
Non-deductible acquisition costs	(0.7)	—	—
Non-deductible officers’ compensation	(0.6)	—	—
Non-deductible interest expenses	(0.2)	(2.0)	(1.2)
Additional tax cost basis on disposal of subsidiary	0.4	—	—
Expiration of and disposal of subsidiary NOL carryovers	(0.5)	—	—
Change in state tax rates due to change in state apportionment	1.1	1.3	—
Increase in valuation allowance	(10.3)	(15.7)	(16.4)
Tax rate differential(state and foreign)	5.0	1.3	(0.5)
Non-taxable gain Non-deductible (loss) on contingent consideration	0.9	1.1	(1.1)
Others	(0.6)	0.2	(0.3)
Effective income tax rate	4.4%	2.9%	(0.4)%

The Company’s acquisition of WAVE in 2021, which will be included with Ideanomics in all state income tax filings, is expected to have a significant effect on the states to which Ideanomics’ income and loss is apportioned. This results in a higher income tax rate at which many of Ideanomics deductible temporary differences are expected to reverse. The increase in the expected rate consequently resulted in a significant increase in the relate deferred tax assets, which were then offset with a valuation allowance.

Deferred income taxes are recognized for future tax consequences attributable to temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and income tax purposes using enacted rates expected to be in effect when such amounts are realized or settled. Significant components of the Company’s deferred tax assets and liabilities at December 31, 2021 and 2020 are as follows (in thousands):

	December 31,	December 31,
	2021	2020
U.S. NOL	$46,693	$23,585
Foreign NOL	6,554	5,967
U.S. capital loss carryover	873	4,371
U. S. Section 1231 carryover	2,360
Accrued payroll and expense	1,012	—
Nonqualified options	2,999	1,927
Convertible notes	—	827
Inventory reserve	563	—
Bad debt allowance	281	281
Impaired assets	10,728	7,996
Other	126
Equity investment loss and others	5,081	3,596

Total deferred tax assets	77,270	48,550
Less: valuation allowance	(74,972)	(46,732)
Property and equipment	(357)	(81)
Intangible assets	(5,954)	(6,782)
Outside basis in domestic subsidiary and other	(1,060)	—
Total deferred tax liabilities	(7,371)	(6,863)
Net deferred tax assets (liabilities)	$(5,073)	$(5,045)

As of December 31, 2021, 2020 and 2019, the Company had U.S. domestic cumulative tax loss carryforwards of $191.4 million, $99.3 million and $83.1 million, respectively, and foreign cumulative tax loss carryforwards of $26.9 million, $24.0 million and $28.3 million, respectively, which may be available to reduce future income tax liabilities in certain jurisdictions. $28.2 million of the U.S. carryforwards expire in the years 2027 through 2037. The remaining U.S. tax loss is not subject to expiration. PRC tax loss carryforwards of $23.0 million will expire beginning year 2022 to year 2026. Malaysian tax loss carryforwards of $3.3 million will expire in the years 2030 and 2031. At December 31, 2021, The Company also has U.S. capital loss and section 1231 loss carryovers of $3.4 million and $9.1 million respectively. The capital loss carryover expires in 2027, while the 1231 loss carryover does not expire. Utilization of NOLs may be subject to an annual limitation due to ownership change limitations provided in the Internal Revenue Code and similar state and foreign provisions. This annual limitation may result in the expiration of NOLs before utilization. Management has however, excluded from the carryforward totals amounts shown on the tax returns but for which management has assessed cannot be used before expiration because of the annual limitations.

Realization of the Company’s net deferred tax assets is largely dependent upon the Company’s ability to generate future taxable income in the respective tax jurisdictions to obtain benefit from the reversal of temporary differences and NOL carryforwards. It is, however, reasonably possible that the Company could record an income tax benefit in 2022 or later years from the reduction of the valuation allowance resulting from acquisitions in which deferred tax liabilities are recorded. In such a case, as occurred in 2021, deferred tax assets could be utilized to offset the acquired deferred tax liabilities. The valuation allowance increased by $28.2 million, $16.5 million and $14.8 million in the years ended December 31, 2021, 2020 and 2019, respectively.

The following table reflects the changes in the valuation allowance (in thousands):

Valuation allowance - January 1, 2019	$15,468
Increase - year ended December 31, 2019	14,807
Valuation allowance - December 31, 2019	30,275
Increase - year ended December 31, 2020	16,457
Valuation allowance - December 31, 2020	46,732
Increase - year ended December 31, 2021	28,240
Valuation allowance - December 31, 2021	$74,972

(b) Uncertain Tax Positions

Accounting guidance for recognizing and measuring uncertain tax positions prescribes a threshold condition that a tax position must meet for any of the benefit of uncertain tax position to be recognized in the financial statements. The deferred tax assets listed above as of December 31, 2021, do not include $0.3 million of potential deferred tax assets, arising in the current year, not recognized because they do not meet the threshold for recognition. If these assets were to be recognized they would be fully offset by a valuation allowance. There were no identified uncertain tax positions December 31, 2020 and 2019.

The following table reflects changes in the gross unrecognized tax positions (in thousands):

Unrecognized tax benefits at beginning of year - January 1, 2019	$—
Gross changes - year ended December 31, 2019	—
Unrecognized tax benefits at end of year - December 31, 2019	—
Gross changes - year ended December 31, 2020	—
Unrecognized tax benefits at end of year - December 31, 2020	—
Gross increases - current year tax positions	256
Unrecognized tax benefits at end of year - December 31, 2020	$256

As of December 31, 2021, 2020 and 2019, the Company did not accrue any material interest and penalties. The Company’s United States federal and state income tax returns are generally subject to examination for potential assessment for 2018 and later years. The use of U.S. net operating loss carryovers from earlier years are subject to challenge in any future year utilized. Due to the uncertainty regarding the filing of tax returns for years before 2007, it is possible that the Company is subject to examination by the IRS for earlier years. All of the PRC tax returns for the PRC operating companies are subject to examination by the PRC tax authorities for all periods from the companies’ inceptions in 2009 through 2021 as applicable. All of Tree Technologies’ tax returns since inception in 2018 are subject to examination by the Malaysian tax authorities. All of Tree Technologies’ tax returns since inception in 2018 are subject to examination by the Malaysian tax authorities.